UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024 (April 30, 2024)

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 573-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WMB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Williams Companies, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, April 30, 2024. At the Annual Meeting, the Company’s stockholders considered and voted upon the following proposals, which are more fully described in the Company’s proxy statement: (1) Elect twelve director nominees for a one-year term; (2) Approve, on an advisory basis, the compensation of our named executive officers: (3) Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (4) Adopt the Amended and Restated Certificate of Incorporation of The Williams Companies, Inc. to limit the liability of certain officers as permitted by law. The following are the final voting results:

1.	Each of the director nominees was elected to the Company’s Board of Directors to serve a one-year term expiring at the Company’s next annual meeting of stockholders. Voting results were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Alan S. Armstrong	995,377,723	8,743,706	895,928	108,484,392
Stephen W. Bergstrom	965,179,738	38,952,491	885,128	108,484,392
Michael A. Creel	995,282,613	8,841,244	893,500	108,484,392
Stacey H. Doré	945,931,197	58,178,770	907,390	108,484,392
Carri A. Lockhart	1,000,474,639	3,623,052	919,665	108,484,392
Richard E. Muncrief	995,046,059	9,052,074	919,224	108,484,392
Peter A. Ragauss	969,668,183	34,446,439	902,735	108,484,392
Rose M. Robeson	972,047,969	32,067,506	901,882	108,484,392
Scott D. Sheffield	995,229,140	8,884,394	903,823	108,484,392
Murray D. Smith	981,601,900	22,518,177	897,280	108,484,392
William H. Spence	957,839,190	46,272,807	905,360	108,484,392
Jesse J. Tyson	972,444,283	31,626,857	946,216	108,484,392

2.	Stockholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
962,271,988	39,138,396	3,606,972	108,484,392

3.	Ernst and Young LLP was ratified as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,070,333,386	42,256,251	912,112	0

4.

Although more than 5 times more stockholders voted FOR the proposal to amend our Certificate of Incorporation rather than AGAINST it, the proposal did not receive 75% of the total outstanding shares voting FOR. Accordingly, the proposal was not approved, and the Company’s existing Certificate of Incorporation will remain in effect. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
843,647,752	159,954,113	1,415,492	108,484,392

Item 7.01. Regulation FD Disclosure.

In connection with the Company’s 2024 Annual Meeting, the Company did not receive any stockholder questions. An audio recording of the 2024 Annual Meeting can be found under Events & Presentations in the Investors section on the Company’s website www.williams.com.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 on this Current Report on Form 8-K is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

Dated: May 3, 2024	By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Corporate Secretary